UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2009


                                  DEMATCO, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-50333                  95-4810658
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
     of Incorporation)                Number)             Identification Number)

             17337 Ventura Blvd., Ste. 208 Encino, California 91316
               (Address of principal executive offices) (zip code)

                                 (818) 759-1876
              (Registrant's telephone number, including area code)


                   (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On April 8, 2009, the board of Directors of DEMATCO INC. (the "Company") dismissed FARBER HASS HURLEY LLP. (FARBER HASS HURLEY) as its independent registered public accounting firm and approved the engagement of Michael T Studer CPA, as its new independent registered public accounting firm.

      The audit reports of FARBER HASS HURLEY on the Company's financial statements as of and for the years ended May 31, 2008 and May 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles and none of the events described on item 304(a) (1) (iv) of Regulation S-K occurred during such period, or interim period from March 20, 2000 through the date of dismissal, except as that the audit reports of FARBER HASS HURLEY for the years ended May 31, 2008 and May 31, 2007 stated that because the Company has incurred losses since inception, has negative working capital and has failed to generate any revenues there was substantial doubt about the Company's ability to continue as a going concern.

      During the two fiscal years ended May 31, 2008 and May 31, 2007 and the subsequent interim period through April 2009, there was no disagreement with FARBER HASS HURLEY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of FARBER HASS HURLEY, would have caused FARBER HASS HURLEY to make reference to the subject matter of such disagreement in connection with its reports on the Company financial statements, and none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during such period with respect to the Company and FARBER HASS HURLEY.

      The Company has provided FARBER HASS HURLEY with a copy of the above statements and has requested that FARBER HASS HURLEY furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 8, 2009, is attached hereto as Exhibit 16.

      During the two most recent fiscal years, and the interim periods preceding the engagement, the Company did not consult with Michael T. Studer CPA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other reportable events as set forth in Items 304(a) (2)(i) and (ii) of Regulation S-K.

ITEM 9.01    EXHIBITS.

16.1 Letter from FARBER HASS HURLEY regarding change in registrant's certifying accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2009
                                           DEMATCO, INC.



                                           /S/ ROBERT STEVENS
                                           ------------------------------------
                                           Robert Stevens
                                           Chief Executive Officer and Chairman


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